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                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) November 17, 2004


                            PATIENT INFOSYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                    0-22319               16-1476509
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
         Incorporation)                                   Identification No.)


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  46 Prince Street, Rochester, New York                    14607
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 (Address of Principal Executive Offices)                (Zip Code)
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Registrant's telephone number, including area code:  (585) 242-7200

          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
     Appointment of Principal Officers.

     On November 17, 2004, the Registrant elected Edward B. Berger, Robert M. Kaufman and Donald R. Ryan to serve as directors on the Registrant's Board of Directors.


     Edward B. Berger, 75 (new independent director). Mr. Berger is currently Chairman and Chief Executive Officer of Equity Acquisitions Incorporated, Chairman of the Board of Directors of Southwest Business Systems, Director and Chairman of the Audit Committee of CardSystems Solutions and Director of Compass Bank of Tucson, AZ. Mr. Berger has been admitted to practice law by the U.S. Supreme Court, New York Bar, Arizona Bar, District of Columbia Bar, U.S. District Court-Arizona and the U.S. Court of Appeals 9th Circuit. Mr. Berger is currently an Adjunct Professor in Political Science at Prima Community College and is the Chairman of the MBA Advisory Council at the University of Arizona. Mr. Berger received a Juris Doctor in Law from New York Law School and a Masters Degree in Education as well as a B.A. in History and English from the University of Arizona.


     Robert M. Kaufman, 55 (new independent director). Mr. Kaufman is currently President and Chief Executive Officer of Oakley Investments and Director and Chairman of the Audit Committee of Berkshire Income Realty. From June 1996 through November 2002, Mr. Kaufman was Chief Executive Officer of MedEView, Inc. and Chief Executive Officer of CareMatrix Corporation. Prior to 1999, Mr Kaufman spent 24 years at PriceWaterhouseCoopers, the last 15 years as a Partner in the firm. Mr. Kaufman received a Masters in Business Administration from Cornell University and a Bachelor of Arts from Colby College.


     Donald R. Ryan, 56 (new independent director). Mr. Ryan is currently President and Chief Executive Officer of CareCore National, LLC. Until August 2000, Mr. Ryan was President of Practice Management Associates, Inc. Mr. Ryan received a Masters Degree in Hospital Administration from St. Louis University and a Bachelors of Arts Degree in Political Science with a minor in Economics from Providence College.

     In addition, on November 17, 2004, the Registrant appointed Roger Chaufournier, the Registrant's existing Chief Executive Officer, to the position of Chairman of the Board and Christine St. Andre, the Registrant's existing Chief Operating Officer, to the position of President. Mr. Chaufournier will now serve as both Chief Executive Officer and Chairman of the Board and Ms. St. Andre will now serve as both President and Chief Operating Officer.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PATIENT INFOSYSTEMS, INC.

Date:  November 19, 2004               By:    /s/ Kent A. Tapper
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                                              Kent A. Tapper
                                              Sr. Vice President
                                              principal accounting officer